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                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JULY 31, 2001
                     NORTHWESTERN MUTUAL VARIABLE JOINT LIFE

PAGE 3 OF THE PROSPECTUS

Item (1) on page 3 of the Prospectus, under the heading "From Policy Value," is amended to read as follows: (1) The invested assets component - The current charge is at the annual rate of .25% (0.02083% monthly rate) of the Policy Value less any Policy debt. The maximum charge is at the annual rate of .90% (0.075% monthly rate).



PAGE 10 OF THE PROSPECTUS

The fourth sentence of the second paragraph under the heading "Charges against the Policy Value" at the top of the right column on page 10 of the Prospectus is amended to read as follows: Currently the charge is equal to an annual rate of
 .25% (0.02083% monthly rate) of the Policy Value.

           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JANUARY 1, 2002.